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                                                                    EXHIBIT 32.2





                      CERTIFICATION OF PRINCIPAL FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS



         I, Paul E. Martin, the Principal Financial Officer of Enstar Income/Growth Program Five-A, L.P. (the "Partnership") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Partnership's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange Commission:

         - fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/  Paul E. Martin
                                                     -----------------------
                                                     Paul E. Martin
                                                     Chief Financial Officer
                                                     November 14, 2003